SALIVA DIAGNOSTIC SYSTEMS, INC.
                                 MARCH 31, 2005


                                                                    Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven Peltzman, Chief Executive Officer of Saliva Diagnostic Systems, Inc., hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

      (1) that the Quarterly Report on Form 10-QSB of Saliva Diagnostic Systems, Inc. for the quarterly period ended on March 31, 2005 filed with the Securities and Exchange Commission on the date hereof at File No. 0-21284 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

      (2) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Saliva Diagnostic Systems, Inc.

Dated:  May 13, 2005
                                       /s/ Steven M. Peltzman
                                       ------------------------------
                                       Steven M. Peltzman
                                       Chief Executive Officer